EXHIBIT 99.1
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                         TO TSR INC. REPORT ON FORM 10Q
                                FEBRUARY 28, 2003
   CERTIFICATION BY J.F. HUGHES PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, President of TSR, Inc. (the "Company"), hereby certify, to the best of my knowledge, that the Form 10-Q of the Company for the quarter ended February 28, 2003 (the "Periodic Report") accompanying this certification fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company. The foregoing certification is incorporated solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.


Dated: April 3, 2003
                                        /s/ J.F. Hughes
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                                        J.F. Hughes, President